SECURITIES AND EXCHANGE COMMISSION

		     Washington, D.C.  20549



			    FORM 8-K



			 CURRENT REPORT
	     Pursuant to Section 13 or 15(d) of the
		 Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported):

			 September 15, 2000

		     FINGERHUT MASTER TRUST
		   FINGERHUT RECEIVABLES, INC.
	   (Originator of the Fingerhut Master Trust)
     (Exact name of registrant as specified in its charter)


    Delaware             333-45599 and 333-45611  41-1783128
(State of Incorporation) (Commission File Number) (IRS Employer
						 Identification No.)



   4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
	    (Address of principal executive offices)

			 (952) 936-5035
      (Registrant's telephone number, including area code)







		   FINGERHUT RECEIVABLES, INC.

		   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

	   Ex. 20.a     Series 1998-1 August Certificateholders'
			Statement

	   Ex. 20.b     Series 1998-2 August Certificateholders'
			Statement

			    SIGNATURE


	 Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				     FINGERHUT RECEIVABLES, INC.



				     By  /s/Brian M. Szames
					 Brian M. Szames
					 President and Treasurer




Dated:  September 15, 2000